EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly Report on Form 10-Q of Debut Broadcasting Corporation Inc. for the quarter ended June 30, 2010, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
the quarterly Report on Form 10-Q of Debut Broadcasting Corporation Inc. for the quarter ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the quarterly Report on Form 10-Q for the quarter ended June 30, 2009, fairly presents in all material respects, the financial condition and results of operations of Debut Broadcasting Corporation Inc.

By:	/s/ Ronald Heineman
Name: Ronald Heineman
Title: Principal Executive Officer

Date: August 13, 2010

By:	/s/ Sariah Hopkins
Name: Sariah Hopkins
Title: Principal Financial Officer

Date: August 13, 2010